X and O Cosmetics Inc.
and Subsidiaries
Unaudited Pro Forma Balance Sheet

	Historical
	X and O	Juma
	As of	As of
	October 31,	December 31,	Pro forma
	2005	2005	Adjustments	Pro forma

Assets
Current assets:
Cash	$12,919	$16,312	$-	$29,231
Accounts receivable	-	1,717,754	-	1,717,754
Accounts receivable- related party	-	6,025		6,025
Note receivable	-	2,556	-	2,556
Prepaid equipment	-	1,420,589	-	1,420,589
Other current assets	575	165,810	-	166,385
Total current assets	13,494	3,329,046	-	3,342,540

Fixed assets, (net of accumulated depreciation of $104,292)	-	606,830	-	606,830

Other assets:
Note receivable, net of current maturities	-	79,243	-	79,243
Loan receivable - related party	-	151,151	-	151,151
Other current asset	-	17,665	-	17,665

Total assets	$13,494	$4,183,935	$-	$4,197,429

X and O Cosmetics Inc.
and Subsidiaries
Unaudited Pro Forma Balance Sheet

	Historical
	X and O	Juma
	As of	As of
	October 31,	December 31,	Pro forma
	2005	2005	Adjustments	Pro forma

Liabilities and stockholders equity
Current liabilities:
Line of Credit	$-	$350,000	$-	$350,000
Loan payable	-	100,000	-	100,000
Loan payable - related party	36,118	-	-	36,118
Current portion of long-term debt	-	39,555	-	39,555
Accounts payable	655	1,676,780	-	1,677,435
Accrued expenses and taxes payable	912	30,008	-	30,920
Accrued equipment purchases	-	744,852	-	744,852
Deferred revenue	-	130,152	-	130,152
Deferred taxes	-	13,726	-	13,726
Total current liabilities	37,685	3,085,073	-	3,122,758

Long-term debt:
Long-term debt, net of current maturities	-	31,061	-	31,061

Total liabilities	37,685	3,116,134	-	3,153,819

Commitment and contingencies

Stockholders equity:
Common stock	2,887		23,096	4,035
			(25,658)
			3,710
Additional paid in capital	861,605		(23,096)	1,039,575
			25,658
			1,064,091
			(888,683)
Members' equity		1,067,801	(1,067,801)	-
Retained earnings	(888,683)		888,683	-
Total stockholders' equity	(24,191)	1,067,801	-	1,043,610

Total liabilities and stockholders' equity	$13,494	$4,183,935	$-	$4,197,429

X and O Cosmetics Inc.
and Subsidiaries
Unaudited Pro Forma Statement of Operations

	Historical
	X and O	Juma
	Year ended	Year ended
	October 31,	December 31,	Pro forma
	2005	2005	Adjustments	Pro forma

Net revenue	$-	$7,577,591	$-	$7,577,591
Cost of goods sold	548	5,011,629	-	5,012,177
Gross profit	(548)	2,565,962	-	2,565,414

Operating expenses:
Selling	-	884,305	-	884,305
Professional fees	28,147			28,147
Stock issued for services	852,383			852,383
General and administrative	6,463	1,493,967	-	1,500,430
Total operating expenses	886,993	2,378,272	-	3,265,265

(Loss) income from operations	(887,541)	187,690	-	(699,851)

Interest expense	542	53,692		54,234

(Loss) income before income taxes	(888,083)	133,998	-	(754,085)
(Benefit) for income taxes	-	(31,075)	-	(31,075)

Net (loss) income	$(888,083)	$165,073	$-	$(723,010)

Weighted average shares outstanding
Basic	147,210,327			40,350,000
Diluted	147,210,327			40,350,000

Basic earnings per share	($0.01)			($0.02)
Diluted earnings per share	($0.01)			($0.02)

X and O Cosmetics Inc.
and Subsidiaries
Unaudited Pro Forma Balance Sheet

	Historical
	X and O	Juma
	As of	As of
	July 31,	September 30,	Pro forma
	2006	2006	Adjustments	Pro forma

Assets
Current assets:
Cash	$51	$126,481	$-	$126,532
Accounts receivable	-	2,417,151	-	2,417,151
Note receivable - current	-	1,898	-	1,898
Prepaid equipment	-	1,276,033	-	1,276,033
Other current assets	-	209,983	-	209,983
Total current assets	51	4,031,546	-	4,031,597

Fixed assets, (net of accumulated depreciation of $225,202)	-	842,822	-	842,822

Other assets:
Note receivable, net of current maturities	-	80,002	-	80,002
Loan receivable - related party	-	333,265	-	333,265
Other current asset	-	18,117	-	18,117

Total assets	$51	$5,305,752	$-	$5,305,803

X and O Cosmetics Inc.
and Subsidiaries
Unaudited Pro Forma Balance Sheet

	Historical
	X and O	Juma
	As of	As of
	July 31,	September 30,	Pro forma
	2006	2006	Adjustments	Pro forma

Liabilities and stockholders equity
Current liabilities:
Line of Credit	$-	$350,000	$-	$350,000
Notes Payable		$152,901		152,901
Loan payable	-	831,573	-	831,573
Loan payable - related party	40,000	-	-	40,000
Current portion of long-term debt	-	69,269	-	69,269
Accounts payable	400	1,474,295	-	1,474,695
Accrued expenses and taxes payable	-	235,218	-	235,218
Deposits	-	1,070,908	-	1,070,908
Deferred revenue	-	121,926	-	121,926
Deferred taxes	-	20,350	-	20,350
Total current liabilities	40,400	4,326,440	-	4,366,840

Long-term debt:
Long-term debt, net of current maturities	-	137,762	-	137,762

Total liabilities	40,400	4,464,202	-	4,504,602

Commitment and contingencies

Stockholders equity:
Common stock	2,887		23,096	4,035
			(25,658)
			3,710
Additional paid in capital	863,081		(23,096)	797,166
			25,658
			837,840
			(906,317)
Members' equity		841,550	(841,550)	-
Retained earnings	(906,317)		906,317	-
Total stockholders' equity	(40,349)	841,550	-	801,201

Total liabilities and stockholders' equity	$51	$5,305,752	$-	$5,305,803

X and O Cosmetics Inc.
and Subsidiaries
Unaudited Pro Forma Statement of Operations

	Historical
	X and O	Juma
	Nine months	Nine months
	Ended	Ended
	July 31,	September 30,	Pro forma
	2006	2006	Adjustments	Pro forma

Net revenue	$190	$6,746,119	$-	$6,746,309
Cost of goods sold	131	4,389,929	-	4,390,060
Gross profit	59	2,356,190	-	2,356,249

Operating expenses:
Selling	-	832,631	-	832,631
Professional fees	10,344	-		10,344
General and administrative	6,473	1,437,359	-	1,443,832
Total operating expenses	16,817	2,269,990	-	2,286,807

(Loss) income from operations	(16,758)	86,200	-	69,442

Interest expense (net)	876	54,220		55,096

(Loss) income before income taxes	(17,634)	31,980	-	14,346
(Benefit) for income taxes	-	6,624	-	6,624

Net (loss) income	$(17,634)	$25,356	$-	$7,722

Weighted average shares outstanding
Basic	259,830,000			40,350,000
Diluted	259,830,000			40,350,000

Basic earnings per share	($0.00)			$0.00
Diluted earnings per share	($0.00)			$0.00

Pro Forma Financial Information

The unaudited pro forma financial statements included in this Current Report, located at Exhibit 99.3, have been prepared based upon certain pro forma adjustments to the historical financial statements of X and O Communications Inc. and Juma Technology LLC (collectively, the “Company”). The pro forma financial statements should be read in conjunction with the adjustments thereto and the historical financial statements of the Company. The accompanying pro forma balance sheets have been presented as if the acquisition described in this Form 8-K had occurred at September 30, 2006 and December 31, 2005. The accompanying pro forma statements of operations have been prepared as if the acquisition occurred at the beginning of the earliest period presented.

These pro forma financial statements do not purport to be indicative of the results which would actually have been obtained had the pro forma transactions been completed as of the beginning of the current fiscal year.